UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2007 (April 3, 2007)
GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

One Gaylord Drive
Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On April 3, 2007, Gaylord Entertainment Company (the “Company”) and its wholly owned subsidiary, Gaylord Hotels, Inc. (“Gaylord Hotels” and together with the Company, “Gaylord”) entered into a Common Unit Repurchase Agreement, dated as of April 3, 2007 (the “Agreement”), with Bass Pro Group, LLC (“Bass Pro Group”) and, for the limited purposes set forth therein, Colin Reed, David Kloeppel, American Sportsman Holdings Co., JLM Partners, LP, KB Capital Partners, LP and certain subsidiaries of Bass Pro Group. Pursuant to the Agreement, Bass Pro Group will repurchase from Gaylord Hotels 43,333 common units of Bass Pro Group, representing all of the interests of Gaylord and its affiliates in Bass Pro Group. Bass Pro Group will repurchase the common units for an aggregate cash purchase price of $222,000,000 (the “Purchase Price”).
     In addition to payment of the Purchase Price, Bass Pro Group is obligated under the Agreement to make an additional payment to Gaylord Hotels if, during the 18 months following the date of the Agreement, there is an IPO or Change of Control Transaction (as such terms are defined in the Agreement) for a price greater than the per common unit purchase price. The Company, Gaylord Hotels, and Bass Pro Group have made customary representations, warranties and covenants in the Agreement. The transaction is expected to close during the second quarter of calendar year 2007, and is subject to customary closing conditions, including financing.
     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 2.1.
ITEM 8.01 OTHER EVENTS.
     On April 3, 2007, the Company issued a press release announcing its entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits

2.1
Common Unit Repurchase Agreement, dated as of April 3, 2007, by and among the Company, Gaylord Hotels, Inc., Bass Pro Group, LLC, and, for the limited purposes set forth therein, Colin Reed, David Kloeppel, American Sportsman Holdings Co., JLM Partners, LP, KB Capital Partners, LP and certain subsidiaries of Bass Pro Group, LLC.

99.1	Press release of Gaylord Entertainment Company dated April 3, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY
Date: April 3, 2007	By:	/s/ Carter R. Todd
		Name:	Carter R. Todd
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
2.1
Common Unit Repurchase Agreement, dated as of April 3, 2007, by and among the Company, Gaylord Hotels, Inc., Bass Pro Group, LLC, and, for the limited purposes set forth therein, Colin Reed, David Kloeppel, American Sportsman Holdings Co., JLM Partners, LP, KB Capital Partners, LP and certain subsidiaries of Bass Pro Group, LLC.

99.1	Press release of Gaylord Entertainment Company dated April 3, 2007.

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